Exhibit 99.3

INFINITY ENERGY RESOURCES, INC.

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of April 13, 2012, by and among Infinity Energy Resources, Inc., a Delaware corporation (the “Company”), and Amegy Bank National Association, a national banking association (the “Investor.”).

RECITALS

A.             The Investor is a purchaser of shares of the Company’s Series A Preferred Stock pursuant to that certain Stock Purchase Agreement dated February 28, 2012 (the “Stock Purchase Agreement”).

C.             The obligations in the Stock Purchase Agreement are conditioned upon entering into by the Company and the Investor of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            GENERAL.

1.1          Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a)          “Accredited Investor” means any Investor who is an “accredited investor” as defined in Rule 501(a) under the Securities Act at the time of the applicable offer and sale under this Agreement and such Person, upon request, represents this to the Company in writing.

(b)          “Affiliate” of any specified Person means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

(c)          “Certificate of Designation” means the Company’s Certificate of Designation filed with Delaware Secretary of State on March 20, 2012, as such may be amended from time to time.

(d)          “Charter” means the Company’s Certificate of Incorporation, as such may be amended from time to time.

(e)          “Common Stock” means the common stock of the Company, $0.0001 par value per share.

(f)          “Company SEC Documents” means the reports and any other documents filed by the Company with the Securities and Exchange Commission pursuant to the Securities Act or the Exchange Act.

(g)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h)          “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(i)          “Holder” means any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.8 of this Agreement

(j)          “Person” means an individual, a corporation, an association, a joint venture, a partnership, a limited liability company, an estate, a trust, an unincorporated organization and any other entity or organization, governmental or otherwise.

(k)          “Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(l)          “Registrable Securities” means (i) shares of Common Stock issuable or issued upon conversion of the Shares, (ii) shares of Common Stock acquired by the Investor under the Stock Purchase Agreement or (iii) any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of securities described in items (i) or (ii) above (or issuable upon the conversion or exercise of any warrant, right or other security which is so issued). Notwithstanding the foregoing, Registrable Securities shall not include any securities that may be sold without restriction pursuant to Rule 144 during any 90-day period.

(m)          “Registrable Securities then outstanding” means the number of shares of Common Stock that are Registrable Securities and that (i) are then issued and outstanding or (ii) are issuable pursuant to then exercisable or convertible securities.

(n)          “Registration Expenses” means all expenses other than Selling Expenses incurred by the Company in complying with Sections 2.1 2.2 and 2.3 hereof, including, without limitation, all registration, qualification, and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

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(o)          “Rule 144” means Rule 144 promulgated under the Securities Act or any successor provision.

(p)          “SEC” means the United States Securities and Exchange Commission.

(q)          “Securities Act” means the Securities Act of 1933, as amended.

(r)          “Selling Expenses” means all transfer taxes, underwriting discounts and selling commissions applicable to the sale of Registrable Securities and any fees and disbursements of counsel for any Holder (other than the fees and disbursements of one special counsel to the Holders included in Registration Expenses).

(s)          “Series A Director” means a member of the Board elected by the holders of the Series A Preferred Stock pursuant to the provisions of Sections 3(f)(i) or (ii) of the Certificate of Designation.

(t)          “Series A Preferred Stock” means the series of preferred stock of the Company, $0.0001 par value per share, designated as “Series A Preferred Stock”.

(u)          “Shares” means shares of Series A Preferred Stock.

(v)         “Special Registration Statement” means (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, including any registration statements related to the issuance or resale of securities issued in such a transaction.

(w)          “Subsidiary” and “Subsidiaries” means the subsidiaries of the Company disclosed in the Company SEC Documents. and any other Person of which at least a majority of the securities or other interests, having by their terms ordinary voting power to elect a majority of the board of directors of such other Person (or others performing similar functions with respect to such other Person), is directly or indirectly owned or controlled by the Company or by any one or more of the Subsidiaries.

2.            REGISTRATION.

2.1          Demand Registration.

(a)          Subject to the conditions of this Section 2.1, if the Company shall receive a written request from the Holders of Registrable Securities holding a majority of the Registrable Securities then outstanding (the “Initiating Holders”), that the Company file a registration statement under the Securities Act covering the registration of all or part of the Registrable Securities (such request will state the number of shares of Registrable Securities to be disposed of by such Initiating Holders), then the Company will, within 30 days of the receipt thereof, give written notice of such request to all other Holders and, subject to the limitations of this Section 2.1, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Holders request to be registered. The Company will not include in any registration under this Section 2.1 any securities which are not Registrable Securities without the prior written consent of the Initiating Holders.

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(b)          If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1 or any request pursuant to Section 2.3 and the Company shall include such information in the written notice referred to in Section 2.1(a) or Section 2.3(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.1 or Section 2.3, if the managing underwriter in any underwritten registration advises the Company in writing (with a copy to each Holder) that in its opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Initiating Holders and all other Holders of Registrable Securities on a pro rata basis based on the total number of shares of Registrable Securities held by such Holders. In no event will shares of any other selling stockholder or the Company be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of the Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c)           The Company shall not be required to effect a registration pursuant to this Section 2.1:

(i)          prior to January 1, 2013;

(ii)         if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.1 a certificate signed by an executive officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any 12-month period; or

(iii)        if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.3 below.

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2.2           Piggyback Registrations. Commencing on and after January 1, 2013, the Company shall notify all Holders of Registrable Securities in writing at least 45 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, without limitation, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements and any registration statement under Sections 2.1 and 2.3) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within 15 days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a)          Underwriting. If the registration statement under which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise the Holders in such notice. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by such other Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners and retired partners, members, retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b)          Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.4 hereof.

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2.3           Form S-3 Registration. In case the Company shall receive from any Holder or Holders of at least 15% of the then outstanding Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a)          promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b)          as soon as reasonably practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.3:

(i)          if Form S-3 is not available for such offering by the Holders;

(ii)         if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000 (calculated prior to any reduction by an underwriter pursuant to Section 2.1(b));

(iii)        if within 30 days of receipt of a written request from any Holder or Holders pursuant to this Section 2.3, the Company gives notice to such Holder or Holders of the Company’s good faith intention to make a public offering within 90 days, other than pursuant to a Special Registration Statement; provided that such Holders were permitted to register such shares as requested to be registered pursuant to Section 2.2 hereof without reduction by the underwriter thereof;

(iv)        if the Company shall furnish to the Holders a certificate signed by an executive officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 180 days after receipt of the request of the Holder or Holders under this Section 2.3; provided that such right to delay a request shall be exercised by the Company not more than once in any 12-month period; or

(v)         if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 2.3 and such registrations have been declared or ordered effective; and

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(c)          subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.3 shall not be counted as demands for registration or registrations effected pursuant to Section 2.1.

2.4          Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.1, 2.2 or 2.3 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.1 or 2.3, the request of which has been subsequently withdrawn by the Initiating Holders unless the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested.

2.5         Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)          Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company. Notwithstanding the foregoing, at any time, upon written notice to the participating Holders and for a period not to exceed 45 days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company’s Board of Directors, upon the written advice of counsel, reasonably believes that the Company may, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development the disclosure of which could reasonably be expected to have a material adverse effect upon the Company, its stockholders, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto. In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period (and any extension of the Suspension Period pursuant to the following sentence). Upon advance notice to the Holders of the Registrable Securities registered under the applicable registration statement, the Company may extend the Suspension Period for one additional consecutive period not to exceed 45 days, if prior to any such extension, the Company has solicited and received written consent to such extension from the Holders of not less than a majority of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. If so directed by the Company, all Holders registering shares under such registration statement shall use their best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Notwithstanding anything to the contrary contained herein, the Company may not enforce any Suspension Period during any 12 month period in which it delayed a registration pursuant to Section 2.1 or Section 2.3.

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(b)          Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c)          Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)          Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions except as may be required by the Securities Act.

(e)          In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f)          Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. As promptly as practicable thereafter, the Company will prepare and file with the SEC, and furnish without charge to the appropriate Holders and managing underwriter(s), if any, an amendment or supplement to such registration statement or prospectus in order to cause such registration statement or prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and will furnish such copies thereof as the Holders or any underwriters may reasonably request.

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(g)          Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) a copy of an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

(h)          Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed or to be included for trading on any inter-dealer quotation system on which similar securities issued by the Company are then included.

(i)           Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

2.6          Delay of Registration; Furnishing Information.

(a)          No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b)          It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.1, 2.2 or 2.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall reasonably be required to effect the registration of their Registrable Securities.

2.7          Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.1, 2.2 or 2.3:

(a)          To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any expenses (including reasonable attorneys’ fees), losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such expenses losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld or delayed, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished specifically for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

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(b)          To the extent permitted by law, each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, its agents, and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, members, directors or officers or any person who controls such Holder, against any expenses (including reasonable attorneys’ fees), losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, agent, controlling person, underwriter or other such Holder, or partner, member, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, member, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld or delayed; provided further, that in no event shall any indemnity under this Section 2.7 exceed the net proceeds from the offering received by such Holder.

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(c)          Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

(d)          If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder less any amounts paid pursuant to Section 2.7(b) above.

(e)          The obligations of the Company and Holders under this Section 2.7 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.8           Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a any transferee of a Holder’s Registrable Securities; provided, however, (i) the transferor shall, within 15 days after such transfer, furnish to the Company written notice of the name and address of such transferee and the Registrable Securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

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2.9           Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the then outstanding Registrable Securities; provided, however, that no amendment or waiver of this Section 2 may adversely change the rights or obligations of any Holder of Registrable Securities in a manner materially different from all other Holders of Registrable Securities without such Holder’s written consent. Any amendment or waiver effected in accordance with this Section 2.9 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

2.10         Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the then outstanding Registrable Securities issued or issuable upon conversion of the Shares, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights on a parity with or senior to those granted to the Holders hereunder, other than the right to a Special Registration Statement.

2.11         “Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of, any Common Stock (or other securities) of the Company held by such Holder (other than those included in or acquired after such registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period, not to exceed 18 days after expiration of the 180-day period, as the Company or the underwriters shall request in order to facilitate compliance with NASD Rule 2711); provided that:

(a)          all executive officers and directors of the Company and holders of at least 5% of the Company’s voting securities enter into similar agreements;

(b)          any waiver or termination of the restrictions set forth in this Section 2.11 by the Company or its underwriters shall apply to the Registrable Securities held by each Investor on a pro rata basis based on the number of Registrable Securities held by such Investors; and

(c)          such agreement shall not apply to (i) a sale of the Shares or Registrable Securities to an underwriter pursuant to an underwriting agreement or (ii) a transfer of the Shares or Registrable Securities to an Affiliate of such Holder.

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Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the shares of such Common Stock (or other securities) until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

2.12         Agreement to Furnish Information. If requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within 15 days of such request, such non-confidential information as may be reasonably required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act (other than a Special Registration Statement). Each Holder agrees that any transferee of any shares of Registrable Securities shall agree to be bound by Sections 2.11 and 2.12.

2.13         Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, or pursuant to a registration on Form S-3, the Company shall:

(a)          make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b)          file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act and the Securities Act; and

(c)          so long as a Holder owns any Registrable Securities, furnish to such Holder reasonably promptly upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the SEC; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

3.            COVENANTS OF THE COMPANY.

3.1          Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Shares, all Common Stock issuable from time to time upon such conversion.

3.2          Voting for Election of Directors.

(a)          The Company shall take all necessary and desirable action within its control (including, without limitation, calling special Board meetings or stockholders meetings), so as to elect members of the Board as follows:

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(i)          during the time period set forth in Section 3(f)(i) of the Certificate of Designation, one representative of the holders of Series A Preferred Stock as designated by the holders of a majority of the then outstanding shares of Series A Preferred Stock; provided, however, that no director designated as provided in this Section 3.2(a)(i) may be removed without the written consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock, and no vacancy caused by the resignation, death or removal of a director designated as provided in this Section 3.2(a)(i) may be filled without the written consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock; and

(ii)         during the time period set forth in Section 3(f)(ii) of the Certificate of Designation, such number of members of the Board as shall constitute the number of directors then subject to election by the holders of Series A Preferred Stock under such Section 3(f)(ii) of the Certificate of Designation; provided, however, that no director designated as provided in this Section 3.2(a)(ii) may be removed without the written consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock, and no vacancy caused by the resignation, death or removal of a director designated as provided in this Section 3.2(a)(ii) may be filled without the written consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

(b)           Changes in Directors. From time to time during the term of this Agreement, Holders who hold sufficient Shares to elect a director pursuant to this Agreement or who have a right to designate a Board member may, in their sole discretion:

(iii)        notify the Company in writing of an intention to remove from the Board any incumbent director who occupies a Board seat for which such Holders are entitled to designate the director; or

(iv)        notify the Company in writing of an intention to select a new director for election to a Board seat for which such Holders are entitled to designate the director (whether to replace a prior director or to fill a vacancy in such Board seat).

In the event of such an initiation of a removal or election of a director under this Section 3.2(b), the Company shall take such reasonable actions as are necessary to facilitate such removals or elections, including, without limitation, soliciting the votes of the appropriate Holders. In the event that any director for any reason ceases to serve as a member of the Board during his or her term of office, the resulting vacancy on the Board shall be filled as provided in Section 3.2(a) and not by a vote of the Holders generally, and, if the Holders entitled to designate any such director fail to designate a representative to fill a directorship pursuant to the terms of Section 3.2(a), such directorship shall remain vacant until filled by the Holders entitled to designate such director.

(c)          Board Committees. To the extent that the Board establishes any committees as the Board shall deem necessary or convenient from time to time, the Company shall take all actions within its control necessary to ensure that at least one Series A Director shall have the right to serve on any such committee.

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(d)          No Liability for Election of Recommended Director. None of the parties hereto and no officer, director, stockholder, partner, employee or agent of any party makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Board by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee; provided, however, that any such nominee shall meet the requirements for directors established by applicable regulatory authorities for the public market in which the Company’s Common Stock then trades and, if the Company is a publicly-traded company at the time, otherwise be qualified to be a director of a publicly-held company under any applicable law.

(e)          Directors’ Liability and Indemnification; Insurance. The Company’s Charter and Bylaws shall provide for (i) elimination of the liability of a director to the maximum extent permitted by law and (ii)  indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law. During the period in which the holders of Series Preferred Stock have the right to elect any Series A Directors, the Company will maintain in full force and effect director and officer liability insurance in an amount not less than $3 million covering every Series A Director, provided, however, that if at any time the Company reasonably is unable to afford the costs of procuring and maintaining such insurance, the holders of the Shares, at their sole discretion, shall pay such costs.

4.             MISCELLANEOUS.

4.1           Governing Law; Venue; Waiver of Jury Trial. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the Laws of the State of TEXAS IN ALL RESPECTS as such laws are applied to agreements among TEXAS residents entered into and performed entirely within the State of TEXAS and without giving effect to any choice or conflict of Law provision or rule (whether of the State of TEXAS or any other jurisdiction) that would cause the application of the Laws or any jurisdiction other than the State of TEXAS. The parties agree that any action brought by any party under or Related to this Agreement, including without limitation to interpret or enforce any provision of this Agreement AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in HARRIS County, TEXAS. THE COMPANY AND EACH OF THE OTHER PARTIES HERETO HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS) TO THE LOCATION OF THE COURT IN WHICH ANY PROCEEDING IS COMMENCED IN ACCORDANCE WITH THIS SECTION 4.1.

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THE COMPANY AND EACH OTHER PARTY HERETO EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

4.2           Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a Holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

4.3           Entire Agreement. This Agreement, the exhibits and schedules hereto, and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

4.4           Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

4.5          Amendment and Waiver.

(a)          Except as otherwise expressly provided in this Agreement, this Agreement may be amended, modified or terminated, either prospectively or retrospectively and either in general or with respect to any particular matter, only upon the written consent of the Company and the Holders of at least a majority of the then outstanding Registrable Securities issued or issuable upon conversion of the Shares; provided, however, that no amendment, modification or termination may adversely change the rights or obligations of any Holder of Registrable Securities in a manner materially different from all other Holders of Registrable Securities without such Holder’s written consent. Any such amendment shall be binding on all parties hereto.

(b)          Except as otherwise expressly provided in this Agreement, the obligations of the Company and the rights of the Holders under this Agreement may be waived, either prospectively or retrospectively and either in general or with respect to any particular matter, only with the written consent of the Holders of at least a majority of the then outstanding Registrable Securities issued or issuable upon conversion of the Shares; provided, however, that no waiver may adversely change the rights or obligations of any Holder of Registrable Securities in a manner materially different from all other Holders of Registrable Securities without such Holder’s written consent. Any such waiver shall be binding on all parties hereto.

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(c)          For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

4.6         Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. Subject to the terms of Section 4.5 above, it is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

4.7         Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on Exhibit A hereto or at such other address or electronic mail address as such party may designate by 15 days’ advance written notice to the other parties hereto.

4.8         Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

4.9         Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue equity securities, the Company and the Investors holding at least a majority of the then outstanding Registrable Securities issued or issuable upon conversion of the Shares may permit any purchaser of such securities to become a party to this Agreement, without any approval by the other Investors, by executing and delivering an additional counterpart signature page to this Agreement or any other form of joinder agreement acceptable to the Company and shall be deemed an “Investor”, a “Holder” and a party hereunder.

4.10       Counterparts; Facsimile Signatures. This Agreement may be executed and delivered (including by fax or electronic transmission) in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

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4.11         Attorney’s Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

4.12         Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement, and the exercise of such rights may be allocated among the applicable Holder and its Affiliates as such Holder may determine.

4.13         Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:		INVESTOR:

Infinity Energy Resources, Inc.		Amegy Bank National Association

By:	/s/ Stanton E. Ross	By:	/s/ A. Stephen Kennedy
Name: Stanton E. Ross		Name: A. Stephen Kennedy
Title: President and Chief Executive Officer		Title: Executive Vice President /
Manager - Energy Group

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

EXHIBIT A

SCHEDULE OF PARTIES

Company

INFINITY ENERGY RESOURCES, INC.

11900 College Blvd., Suite 204

Overland Park, Kansas 66210

Facsimile: (913) 338-4455

with a copy to:

Christian J. Hoffmann III,

Quarles & Brady LLP

One Renaissance Square

Two North Central Avenue

Phoenix Arizona 85004

Facsimile: (602) 229-6590.

Investor

AMEGY BANK NATIONAL ASSOCIATION

A. Stephen Kennedy

Executive Vice President/Manager-Energy Group

4400 Post Oak Parkway

Houston, Texas 77027

Facsimile: (713) 561-0345

with a copy to:

Laura J. McMahon

Fulbright & Jaworski L.L.P.

1301 McKinney Street, Suite 5100

Houston, Texas 77010

Facsimile: (713) 651-5246